Exhibit 99.1 II-VI to Acquire Finisar Creates a Global Leader in Photonics and Compound Semiconductors November 9, 2018Exhibit 99.1 II-VI to Acquire Finisar Creates a Global Leader in Photonics and Compound Semiconductors November 9, 2018

Safe Harbor Statement This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward- looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include: (i) the ability of II-VI Incorporated (“II-VI”) and Finisar Corporation (“Finisar”) to complete the proposed transaction on the anticipated terms and timing or at all, (ii) potential litigation relating to the proposed transaction, (iii) inherent risks and costs associated with the integration of the businesses and achievement of the anticipated synergies, (iv) potential disruptions from the proposed transaction that may harm the parties’ respective businesses, (v) the ability of the parties to retain and hire key personnel, (vi) adverse legal and regulatory developments or determinations that could delay or prevent completion of the proposed transaction, and (vii) the ability of II-VI to consummate financing related to the transaction. Additional risks are described under the heading “Risk Factors” in II- VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018, filed with the SEC on June 15, 2018. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in a joint proxy statement/prospectus that will be included in a registration statement on Form S-4 to be filed by II-VI with the SEC in connection with the proposed transaction. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Page 2Safe Harbor Statement This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward- looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include: (i) the ability of II-VI Incorporated (“II-VI”) and Finisar Corporation (“Finisar”) to complete the proposed transaction on the anticipated terms and timing or at all, (ii) potential litigation relating to the proposed transaction, (iii) inherent risks and costs associated with the integration of the businesses and achievement of the anticipated synergies, (iv) potential disruptions from the proposed transaction that may harm the parties’ respective businesses, (v) the ability of the parties to retain and hire key personnel, (vi) adverse legal and regulatory developments or determinations that could delay or prevent completion of the proposed transaction, and (vii) the ability of II-VI to consummate financing related to the transaction. Additional risks are described under the heading “Risk Factors” in II- VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018, filed with the SEC on June 15, 2018. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in a joint proxy statement/prospectus that will be included in a registration statement on Form S-4 to be filed by II-VI with the SEC in connection with the proposed transaction. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Page 2

A Transformative Combination


II-VI
FINISAR

$2.5B
Pro Forma Revenue[1]

$570M
Pro Forma EBITDA[1]

70
Locations Worldwide
Diversified Global Footprint

Communications, Automotive, Consumer Electronics, Materials Processing, Semiconductor Equipment, Military, Life Sciences
End Markets

$22B
Addressable Market[2]

24K+
Employees Worldwide

Note: Pro forma Revenue and EBITDA represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar.

1. Represents LTM 09/30/2018 for II-VI plus LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies for EBITDA. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.
2. 2022 estimated market size. Includes 3D Sensing, Power Devices for Automotive and Wireless RF size from Yole, Optical Communications from Lightcounting and Ovum, Industrial Processing, Military, Life Sciences from Strategies Unlimited.

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Finisar at a Glance

- #1 Optical Components Market Leader
- Leading GaAs Platform for 3D Sensing and LiDAR
- Broadest portfolio of optical modules
- Differentiation via Vertical Integration
- Engineering Innovation with ~2,000 Patents

30 YEARS FINISAR 1988-2018

DATACOM	TELECOM	3D SENSING
▪ Enables data center and enterprise network connectivity ▪ Key products include transceivers for 25G, 100G and 400G	▪ Enables optimal transmission in access, metro and long-haul ▪ Key products include WSS, OCMs, and tunable/coherent modules	▪ Enables 3D Sensing for consumer and automotive applications ▪ Key product: VCSEL arrays

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Strategic Window of Opportunity Now

Right Technology + Right Team + Right Time

THE POWER TO TRANSFORM

Combined broad base of talent, technology and manufacturing enhances our ability to hit market windows today

Disruptive Megatrends

- 3D Sensing
- Electric & Autonomous Vehicles
- Proliferation of Cloud Services
- Increased Data and Video Consumption
- Growth in Mobile & 5G Communications



TAM ($B)
Inflection Point
CAGR 20%
CAGR 16%
Window of Opportunity[1]
$20
$15
$10
$5
$-
2018
2019
2020
2021
2022
Datacom TRx
Telecom TRx
ROADM
3DS & LiDAR
RF Electronics
Power Electronics

Note: Market size forecast from Lightcounting, Ovum and Yole.

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II-VI and Finisar: History of Shared Culture and Values Quality Culture is Foundational Shared Value and Vision § 30+ Years of Innovation with over 2,700 patents § Commitment to Address Customer Needs from a Broad Product Portfolio § Leaders in Engineered Materials & Optoelectronic Devices Shared Model § Selective & Strategic Acquisitions § Successful Differentiation via Vertical Integration § Sustained Market Leadership The Perfect Match: History, Culture, Technology and Assets Page 6II-VI and Finisar: History of Shared Culture and Values Quality Culture is Foundational Shared Value and Vision § 30+ Years of Innovation with over 2,700 patents § Commitment to Address Customer Needs from a Broad Product Portfolio § Leaders in Engineered Materials & Optoelectronic Devices Shared Model § Selective & Strategic Acquisitions § Successful Differentiation via Vertical Integration § Sustained Market Leadership The Perfect Match: History, Culture, Technology and Assets Page 6

Transaction Strategic Rationale 1 Creates One of the Largest Photonics and Compound Semiconductor Companies with $2.5B of Revenue Combination Addresses Multiple Strong and Growing Markets Complementary Expertise in Datacom & Telecom Strengthens Position in Optical Communications Creates the Most Compelling 3D-Sensing and LiDAR platform with Faster Time to Market A Leader in Engineered Materials and Compound Semiconductors Expected to Achieve $150mm Run-Rate Cost Synergies within 36 months 1. Represents LTM 9/30/2018 for II-VI plus LTM 07/29/2018 for Finisar. Page 7Transaction Strategic Rationale 1 Creates One of the Largest Photonics and Compound Semiconductor Companies with $2.5B of Revenue Combination Addresses Multiple Strong and Growing Markets Complementary Expertise in Datacom & Telecom Strengthens Position in Optical Communications Creates the Most Compelling 3D-Sensing and LiDAR platform with Faster Time to Market A Leader in Engineered Materials and Compound Semiconductors Expected to Achieve $150mm Run-Rate Cost Synergies within 36 months 1. Represents LTM 9/30/2018 for II-VI plus LTM 07/29/2018 for Finisar. Page 7

1 One of the Largest Photonics & Compound Semiconductor Companies $2,547 $2,504 $1,931 $1,902 $1,542 $1,491 $1,292 $1,212 $319 $308 $294 $183 + Note: Dollars in millions. Lumentum pro forma for Oclaro. MKS pro forma for ESIO. 1. Represents LTM Revenue. Page 81 One of the Largest Photonics & Compound Semiconductor Companies $2,547 $2,504 $1,931 $1,902 $1,542 $1,491 $1,292 $1,212 $319 $308 $294 $183 + Note: Dollars in millions. Lumentum pro forma for Oclaro. MKS pro forma for ESIO. 1. Represents LTM Revenue. Page 8

Irreversible Megatrends | Addressing Multiple Strong and Growing Markets


GaAs | InP

GaAs | InP | Si Photonics

5G
GaAs | GaN/SiC | Diamond

SiC




	3D Sensing & LiDAR	Optical Communications	RF Electronics in Wireless & Military	Power Electronics For Green Energy
	GaAs | InP	GaAs | InP | Si Photonics	GaAs | GaN/SiC | Diamond	SiC
	For 3D sensing in consumer electronics & LiDAR in automotive	For terrestrial, submarine & wireless optical infrastructure and datacenters	For 4G remote radio heads, 5G beam forming antennas & RF military electronics	For electric vehicles (EV/HEV), smart grid power switching, solar and wind energy
2022 Market	$2.9B	$12.1B	$1.1B	$1.2B
2018-22 CAGR	60%	13%	26%	27%

Source: 3D Sensing & LiDAR, Wireless RF and Power Electronics for Green Energy from Yole, Optical Communications from Lightcounting and Ovum.

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Complementary Expertise in Telecom and Datacom § Industry leader in Datacom transceivers for Hyperscale datacenters § Fixed & tunable transceivers for access & wireless optical infrastructure § Next-generation coherent transmission & submarine amplification § ROADM for optical transport: WSS, optical amplifiers, optical monitoring § Highly vertically integrated from engineered materials to subsystems Pump Laser Transceiver Amplifier Wavelength Selective Switch Product Portfolio Across Market Segments Page 10Complementary Expertise in Telecom and Datacom § Industry leader in Datacom transceivers for Hyperscale datacenters § Fixed & tunable transceivers for access & wireless optical infrastructure § Next-generation coherent transmission & submarine amplification § ROADM for optical transport: WSS, optical amplifiers, optical monitoring § Highly vertically integrated from engineered materials to subsystems Pump Laser Transceiver Amplifier Wavelength Selective Switch Product Portfolio Across Market Segments Page 10

Most Compelling Platform for 3D Sensing & LiDAR II-VI’s and Finisar's GaAs and InP Platforms = Enhanced competency in 3D Sensing and LiDAR § Optimization of R&D, Capital and Asset Utilization = Faster Time to Market § Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic integration VCSEL Arrays 940nm DFB Lasers 3D Sensing Filters Wide Angle Mirror VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18-22): +60% Source: Yole Page 11Most Compelling Platform for 3D Sensing & LiDAR II-VI’s and Finisar's GaAs and InP Platforms = Enhanced competency in 3D Sensing and LiDAR § Optimization of R&D, Capital and Asset Utilization = Faster Time to Market § Vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world = RF Devices and advanced optoelectronic integration VCSEL Arrays 940nm DFB Lasers 3D Sensing Filters Wide Angle Mirror VCSEL Arrays For 3D Sensing & LiDAR CAGR (’18-22): +60% Source: Yole Page 11

RF Electronics for Wireless Infrastructure & Military

- II-VI's GaAs & SiC on 6" platform + Finisar's microelectronics design expertise
  = **Access to larger & growing markets**
- Collaboration with SEDI for GaN/SiC RF electronics
- For wireless & military: efficient, high power RF amplification with GaN/SiC HEMT
- Thin-film diamond on silicon for next generation high speed wireless electronics

SiC Substrates



For 4G & 5G Wireless Antennas

GaAs Epiwafers



For RF Devices in Wireless Handsets

GaAs pHEMT



For RF Applications in Military & Wireless




5G
WIRELESS
Beam-forming Antenna
4G
WIRELESS
Remote Radio Head

A world leading supplier of SiC substrates

GaN/SiC for RF Electronics Market CAGR ('18-'22): **26%**

Source: Yole



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Power Electronics for Green Energy § II-VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets § High efficiency voltage and power conversion = SiC MOSFETs for Green Energy Applications § Electric cars (EV/HEV) § Solar & Wind Energy § Smart Grid Power Switching A world leading supplier of SiC substrates SiC for High Power Electronics HV Battery Electric Charger Market CAGR (’18-’22): 27% Source: Yole Bi-Directional Converter/ Inverter/ Electric Motor DC-DC Converter Page 13Power Electronics for Green Energy § II-VI’s SiC on 6” platform + Finisar’s microelectronics design expertise = Access to larger & growing markets § High efficiency voltage and power conversion = SiC MOSFETs for Green Energy Applications § Electric cars (EV/HEV) § Solar & Wind Energy § Smart Grid Power Switching A world leading supplier of SiC substrates SiC for High Power Electronics HV Battery Electric Charger Market CAGR (’18-’22): 27% Source: Yole Bi-Directional Converter/ Inverter/ Electric Motor DC-DC Converter Page 13

Combined Global Fab Footprint


Newton Aycliffe, UK
319,000 sq. ft.
GaAs - 6 inch
Zurich, Switzerland
117,000 sq. ft
GaAs - 6 inch
Champaign, IL, USA
69,000 sq. ft.
Epiwafers GaAs, InP, GaN up to 6 inch
Warren, NJ, USA
159,000 sq. ft.
GaAs, GaN - 6 inch
Jarfalla, Sweden
26,000 sq. ft
InP - 3 inch
Allen, TX, USA
160,000 sq. ft.
GaAs - 4 Inch
Sherman, TX, USA
540,000 sq. ft.
GaAs - 6 Inch
Fremont, CA, USA
68,000 sq. ft.
InP - 3 inch
II-VI
FINISAR







- A broad compound semiconductor technology platform encompassing GaAs, InP, SiC & GaN
- One of the world's largest 6-inch vertically integrated epitaxial growth and device fabrication manufacturing platforms
- A global world-class team of experts and innovators in engineered materials, laser device design & fabrication infrastructure
- Combined, the companies will offer highly differentiated products & manufacturing scale to serve fast growing markets

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Significant Value Creation Potential from Synergies

Category	Drivers	Annual Estimated Synergies Achieved Within 36 months
Cost of Goods Sold	▪ Supply chain management - Procurement ▪ Infeed - Internal supply of enabling materials and components	~$85 million
Research & Development	▪ More efficient R&D with scale ▪ Complementary engineering and design teams	~$65 million
General & Administration	▪ Consolidation of overlapping corporate costs ▪ Optimization of operating model	
Sales & Marketing	▪ Savings from scale	
	Total	~$150 million

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Transaction Overview § Approximately $3.2 billion of total equity value Transaction Consideration – Finisar shareholders to own approximately 31% of the combined company § $26.00 per share Per Share – $15.60 in cash and 0.2218 shares of II-VI common stock, valued at $10.40 per share based on the closing Consideration price of II-VI’s common stock of $46.88 on November 8, 2018 § $2.0 billion of new funded debt in the form of fully committed financing (in addition to unfunded revolver) Sources of § $1.0 billion of combined balance sheet cash Financing § $1.4 billion of equity issued to Finisar shareholders § Approval by II-VI and Finisar shareholders Approval Process § Regulatory approvals § Middle of calendar year 2019, subject to customary closing conditions Expected Timeline § $150mm of expected annual cost synergies realized within 36 months of close Financial Highlights § Expected to drive accretion in Non-GAAP earnings-per-share for the first full year post close of approximately 10% and more than double that thereafter Page 16Transaction Overview § Approximately $3.2 billion of total equity value Transaction Consideration – Finisar shareholders to own approximately 31% of the combined company § $26.00 per share Per Share – $15.60 in cash and 0.2218 shares of II-VI common stock, valued at $10.40 per share based on the closing Consideration price of II-VI’s common stock of $46.88 on November 8, 2018 § $2.0 billion of new funded debt in the form of fully committed financing (in addition to unfunded revolver) Sources of § $1.0 billion of combined balance sheet cash Financing § $1.4 billion of equity issued to Finisar shareholders § Approval by II-VI and Finisar shareholders Approval Process § Regulatory approvals § Middle of calendar year 2019, subject to customary closing conditions Expected Timeline § $150mm of expected annual cost synergies realized within 36 months of close Financial Highlights § Expected to drive accretion in Non-GAAP earnings-per-share for the first full year post close of approximately 10% and more than double that thereafter Page 16

Transaction Financing

Transaction Financing

- $2.0 billion new funded debt, fully underwritten by BofA Merrill Lynch
  - $450 million revolver unfunded at close

Pro-forma Capitalization Statistics

	($ in billion)	x LTM EBITDA (w/ synergies)[1]
Gross Debt	$2.4	4.1x
Cash	$0.3	0.6x
Net Debt	$2.0	3.5x

Deleveraging and Capital Allocation

- Taken together, company has EBITDA generation of $570mm[1]
- Combined company has a strong deleveraging profile
- Ongoing ability to maximize strategic opportunities

1. Represents LTM 09/30/2018 for II-VI and LTM 07/29/2018 for Finisar and includes $150mm run-rate synergies. EBITDA excludes amortization of intangibles, the impact of SFAS 123(R) stock-based compensation expense and one-time charges.

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